SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-A

              FOR THE REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                      ATLANTIC GULF COMMUNITIES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               Delaware                                     52-2023491
 (STATE OF INCORPORATION OR ORGANIZATION)   (I.R.S. EMPLOYER IDENTIFICATION NO.)


            2601 South Bayshore Drive
                    Miami, Florida                                33133-5461
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


        Securities to be registered pursuant to Section 12(b) of the Act:
                                      None

        Securities to be registered pursuant to Section 12(g) of the Act:
         Series B 20% Cumulative Redeemable Convertible Preferred Stock
                            Series B Warrants Class A
                            Series B Warrants Class B
                            Series B Warrants Class C
                                     Rights
                               (TITLES OF CLASSES)

Item 1.  Description of Registrant's Securities to be Registered.

         The descriptions of Registrant's Series B 20% Cumulative Redeemable Convertible Preferred Stock, Series B Warrants Class A, Series B Warrants Class B, Series B Warrants Class C, and Rights are contained in Registrant's Registration Statement on Form S-3 (File No. 333- 31939), which was filed with the Securities and Exchange Commission on July 23, 1997, as amended (the "Registration Statement"), under the headings "The Rights Offering" and "Description of the Units," which descriptions are incorporated herein by reference.

Item 2.  Exhibits.

1. Amended and Restated Certificate of Incorporation of Registrant (incorporated herein by reference to Exhibit 4(a) to Registrant's Registration Statement on Form S-3 dated July 23, 1997, as amended (File No. 333-31939) (the "Registration Statement").

2. Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3(b) to Registrant's Annual Report on Form 10-K for the year ended December 31, 1992).

3. Form of Statements of Preferences and Rights establishing Series A Preferred Stock and Series B Preferred Stock (included in Exhibit 1).

4. Form of Subscription Agreement between the Company and American Stock Transfer & Trust Company, Subscription Agent, incorporated by reference to Exhibit 4(d) to the Registration Statement.

5. Form of Subscription Certificate, incorporated by reference to Exhibit 4(f) to the Registration Statement.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                       ATLANTIC GULF COMMUNITIES CORPORATION



Dated: October 15, 1997                     By: /s/ THOMAS W. JEFFREY
                                                   -------------------------
                                                    Thomas W. Jeffrey
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


1. Amended and Restated Certificate of Incorporation of Registrant (incorporated herein by reference to Exhibit 4(a) to Registrant's Registration Statement on Form S-3 dated July 23, 1997, as amended (File No. 333-31939) (the "Registration Statement").

2. Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3(b) to Registrant's Annual Report on Form 10-K for the year ended December 31, 1992).

3. Form of Statements of Preferences and Rights establishing Series A Preferred Stock and Series B Preferred Stock (included in Exhibit 1).

4. Form of Subscription Agreement between the Company and American Stock Transfer & Trust Company, Subscription Agent, incorporated by reference to Exhibit 4(d) to the Registration Statement.

5. Form of Subscription Certificate, incorporated by reference to Exhibit 4(f) to the Registration Statement.